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                                                                     EXHIBIT 4.1

                    [CERTIFICATE BORDER LOGO APPEARS HERE]

[NUMBER LOGO APPEARS HERE]                            [SHARES LOGO APPEARS HERE]
           SN1
     COMMON STOCK                                             COMMON STOCK

                                                            SEE REVERSE FOR
                                                          CERTAIN DEFINITIONS

                                                           CUSIP 86211E 10 3
                     [STORAGE NETWORKS LOGO APPEARS HERE]

                      Storage Services for the e-Economy

                             StorageNetworks, Inc.
             Incorporated Under the Laws of the State of Delaware

   This is to Certify that                                  is the owner of

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                         PAR VALUE $.01 PER SHARE, OF

StorageNetworks, Inc. (hereinafter called the "Corporation") transferable on the books of the Corporation by the holder of record hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned.
   This Certificate and the shares represented hereby are issued and held subject to the laws of the State of Delaware and the Restated Certificate of Incorporation and By-laws of the Corporation, as from time to time amended (copies of which are on file with the Corporation), to all of which the holder, by acceptance hereof, assents.
   This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                [STORAGENETWORKS CORPORATE SEAL APPEARS HERE]

/s/ Peter W. Bell                          /s/ Paul C. Flanagan

PRESIDENT AND CHIEF EXECUTIVE OFFICER      TREASURER AND CHIEF FINANCIAL OFFICER



                              Countersigned and Registered:
                              American Stock Transfer and Trust Company

                              TRANSFER AGENT AND REGISTRAR

                              By________________

                              AUTHORIZED SIGNATURE

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                             STORAGENETWORKS, INC.

     The Corporation has more than one class of stock. The Corporation will furnish without charge to each stockholder upon written request a copy of the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class of stock and any series thereof.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common            UNIF GIFT
TEN ENT  - as tenants by the entireties    MIN ACT  - ........Custodian.........
JT TEN   - as joint tenants with right                 (Cust)           (Minor)
           of survivorship and not as
           tenants in common                          under Uniform Gifts to
                                                      Minors Act................
                                                                    (State)

    Additional abbreviations may also be used though not in the above list.

    For value received, _______________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY
  OR OTHER IDENTIFYING NUMBER
         OF ASSIGNEE
------------------------------

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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------------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   ---------------------------------------------


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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
       --------------------

                 NOTICE: -------------------------------------------------------
                         THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:
                         -------------------------------------------------------
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

     Keep this certificate in a safe place. If it is lost, stolen or destroyed the Corporation may require a bond of indemnity as a condition to the issuance of a replacement certificate.